© 2007 Piedmont Office Realty Trust, Inc. March 2009 COMPANY HIGHLIGHTS Exhibit 99.2

© 2007 Piedmont Office Realty Trust, Inc.
Portfolio Characteristics
92% % Leased
34% Leverage Ratio (NAV basis)
85% % Leased – Office Building Industry Average
63% Leverage Ratio – Publicly Traded REIT Office Average
4
6 Weighted Average Lease Term Remaining (years)
76 # of Properties
21,012 Square Feet (in thousands)
As of December 31,
2008
1
Excludes eight unconsolidated joint-venture properties
2
Source: Jones Lang LaSalle North America Office Report Q4 2008
3
Calculated as total liabilities / current value of assets
4
Source: Green Street Advisors, Inc. March 18, 2009
1
1
1

2
3

© 2007 Piedmont Office Realty Trust, Inc.
Tenant Base
Tenant Name
(Ranked by % of AGR)
Annualized
Gross Rental
Revenues
($000's)
Percentage of
Annualized
Gross Rental
Revenues
S&P Credit
Rating
US Government (11 agencies) 61,823 11.4% AAA
BP Corporation 25,565 4.7% AA
Leo Burnett (Publicis)¹ 20,959 3.9% BBB+
State of New York 19,873 3.7% AA-
Nestle 18,311 3.4% AA
US Bancorp 17,311 3.2% AA
Sanofi-Aventis 17,070 3.1% AA-
Kirkland & Ellis² 15,775 2.9% N/A
Independence Blue Cross 15,565 2.9% N/A
Winston & Strawn³ 14,468 2.7% N/A
Zurich American 10,395 1.9% AA-
DDB Needham (Omnicom)
4
10,065 1.8% A-
Shaw Facilities 9,514 1.7% BB+
Lockheed Martin 9,186 1.7% A-
State Street Bank 8,694 1.6% AA
Other
5
269,715 49.4%
544,289 100.0%
Tenant diversification (as of December 31, 2008)
Rating is for parent company, Publicis Groupe SA
Kirkland & Ellis is ranked # 7 by The America Lawyer’s 2007 AmLaw 100 Rankings
Winston & Strawn is ranked # 33 by The America Lawyer’s 2007 AmLaw 100 Rankings
Rating is for parent company, Omnicom Group
Includes leases which terminated effective December 31, 2008
4
1

Chicago
Washington DC
New York
Los Angeles
Minneapolis
Dallas
Boston
Detroit
Atlanta
Philadelphia
Houston
Phoenix
Nashville
Austin
Other

© 2007 Piedmont Office Realty Trust, Inc.
25%
19%
16%
6%
6%
4%
4%
4%
3%
3%
2%
2%
1% 1%
4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
Geographic Diversification
Percentage of annualized gross rental revenues (as of December 31, 2008)

Governmental Agencies
Business Services
Depository Institutions
Insurance Carriers
Communications
Petroleum Refining & Related Industries
Legal Services
Chemicals And Allied Products
Food And Kindred Products
Nondepository Institutions
Engineering, Accounting, etc.

© 2007 Piedmont Office Realty Trust, Inc.
Industry Diversification
Percentage of annualized gross rental revenues (as of December 31, 2008)
for all industries representing 3% or greater
16%
14%
9%
7%
5% 5%
5%
5%
3%
3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
13.0%
14.0%
15.0%
16.0%
17.0%
18.0%
3%

PIEDMONT®
OFFICE REALTY TRUST

2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter

© 2007 Piedmont Office Realty Trust, Inc.
8%
9%
16%
19%
12%
8%
5%
5%
2%
5%
4%
1%
0%
1%
5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
13.0%
14.0%
15.0%
16.0%
17.0%
18.0%
19.0%
20.0%
Lease Expiration Schedule
Percentage of annualized gross rental revenues (as of December 31, 2008)

© 2007 Piedmont Office Realty Trust, Inc.
Debt Maturities
$695
$105
$168
$140
$45
$121
$250
2009 2010 2011 2012 2013 2014 2015 2016 2017
Secured debt Unsecured debt
Debt maturity schedule as of December 31, 2008 ($ in millions)
1
1
1 The schedule assumes one-year extensions for the $250 Million Unsecured Term Loan and for the $500 Million Unsecured Line of Credit.

© 2007 Piedmont Office Realty Trust, Inc.
Financial Highlights
$593.2
$622.0
$571.4
$500.0
$550.0
$600.0
$650.0
2006 2007 2008
$285.5
$294.9
$275.8
$200.0
$250.0
$300.0
2006 2007 2008
Funds From Operations
Revenues
For years ended December 31, 2006, 2007 and 2008 (in millions)
$112.1
$131.3
$96.9
$50.0
$100.0
$150.0
2006 2007 2008
Income From Continuing Operations
4%
5%
16%
17%
4%
3%

© 2007 Piedmont Office Realty Trust, Inc.
Investor Payback on Initial Capital Outlay
Percentage of Initial Outlay Paid Back Based on Investment Year
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004 2003 2002 2001 2000 1999
Investment Year
Note: Analysis assumes all shares are purchased on the first day of any given Investment Year.